EXHIBIT 10.2
AEROVIRONMENT, INC.
NONQUALIFIED STOCK OPTION PLAN
1. PURPOSE:
     The purpose of this Nonqualified Stock Option Plan (hereinafter referred to as the “Plan”) is to provide a means whereby key employees of AeroVironment, Inc. (hereinafter referred to as the “Company”), or any parent or subsidiary thereof, may be given an opportunity to purchase stock in the Company by grant of options which are intended to constitute nonqualified stock options. The underlying objectives which the Plan seeks to accomplish are to retain the services of key employees of the Company and its subsidiaries and to grant to such employees an opportunity to acquire proprietary interests in the business and thereby provide an added incentive to increase the Company’s earnings.
2. ADMINISTRATION:
     This Plan shall be administered by the Board of Directors of the Company. Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret the Plan and to define the terms used herein, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to determine the duration and purpose of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, to grant the options and to make all other determinations necessary or desirable for the administration of the Plan. The Board of Directors may insert into any options granted under this Plan any other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors. Specifically, the Board of Directors may, among other things, provide any or all Nonqualified Stock Option Agreements pursuant to which options are granted under this Plan that the Company’s stock to be received upon the exercise of the option will be subject to a Stock Repurchase Agreement, which Stock Repurchase Agreement the Company may require any grantee under this Plan to execute and be bound by as a condition for receiving the Company’s stock pursuant to the exercise of options granted under this Plan. The determination of the Board of Directors on the matters referred to in this Section 2 shall be conclusive.
     The Board of Directors may appoint a committee consisting of not less than three Directors who shall serve at the pleasure of the Board of Directors to administer the Plan. Such committee shall have all or such part of the authority of the Board of Directors with respect to the Plan as provided in the resolution establishing the committee or in resolutions adopted from time to time thereafter. If such a committee is established, references herein to the Board of Directors shall be deemed to mean such committee to the extent appropriate in light of the authority of such committee.
3. STOCK SUBJECT TO THE PLAN:
     The stock to be offered under the Plan shall be shares of the Company’s authorized but unissued capital stock or any shares of authorized but unissued stock into which such shares are changed, reclassified or converted. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan may not exceed thirty thousand (30,000).
     If any option shall expire or terminate for any reason without having been exercise in full, the unpurchased shares subject thereto shall revert to the Plan and again be available for the purposes of the Plan.
     It is the intention in establishing this Plan that options shall be granted to allow the purchase of stock at an amount substantially equivalent to the fair market value of the stock as of the date of the grant of the option. The Board of Directors shall have discretion to determine what constitutes fair market value of the stock of the corporation as of the date of exercise of options under this Plan, and whether options should, if ever, be issued at an exercise price less than fair market value at the date of grant of the option.
4. OBLIGATION OF COMPANY TO ISSUE SHARES:
     The Plan, and the grant and exercise of options thereunder, and the Company’s obligation to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory agencies as may be required or advisable. In no event shall the Company be required to issue fractional shares upon the exercise of an option. This Plan is intended to serve as a discretionary plan exercisable by the Board of Directors to allow the grant of options to certain key employees. The adoption of this Plan shall not imply any obligation or undertaking of any nature on the part of the Company to issue options other than as determined in the discretion of the Board of Directors of the Company.
5. ELIGIBILITY:
     Officers and other key employees of the Company or of any parent or subsidiary corporation (as that term is defined in Section 425 of the Internal Revenue Code of 1954, as amended) shall be eligible for selection to participate in the Plan. No key employee shall be disqualified to receive such an option merely because he is already a shareholder of the Company nor merely because he is a member of the Board of Directors of the Company. The Board of Directors shall determine the individuals to whom options shall be granted, the terms and provisions of the respective option agreements (which need not be identical), the time at which such options shall be granted, and the number of shares subject to each option, and the Board of Directors shall grant such options. An individual who has been granted an option may, if he is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.
6. OPTION PRICE:
     The option price per share of stock purchasable under options granted pursuant to the Plan shall be determined by the Board of Directors. It is intended that options will in most instances be issued at a price not less than one hundred percent (100%) of the fair market value of the common stock of the Company on the day the option is granted. For the purposes hereof, the fair market value of the Company’s common stock shall be determined in good faith by the Board of Directors each time an option is granted hereunder, acting upon such information and advice as it shall deem necessary, which determination shall be conclusive. The Board of Directors may, however, in their discretion, grant options at an exercise price greater or lesser than fair market value of the common stock at the date of grant.
7. OPTION PERIOD:
     Each option, and all rights and obligations thereunder, by its terms, shall expire on such date as the Board of Directors may determine.
8. CONTINUATION OF EMPLOYMENT:
     Nothing contained in the Plan (or in any option granted pursuant to the Plan) shall confer upon any employee any right to continue in the employ of the Company or any parent or subsidiary corporation or interfere in any way with the right of the Company or any parent or subsidiary corporation to terminate his employment at any time or to increase or decrease his compensation from the rate in existence at the time of the granting of an option, and nothing contained herein or in any option agreement shall affect any contractual rights of an employee.

9. EXERCISE OF OPTIONS:
     Each option shall be exercisable, and the total number of shares subject thereto shall be purchasable, in such installments, which need not be equal, as the Board of Directors shall determine. Except as otherwise provided for by the Board of Directors on the grant of the option, any option granted hereunder shall be exercisable in five equal annual installments, commencing one year after the date of the grant of the option. No option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than ten shares may be purchased at any one time unless the number purchased is the total number at the time available for purchase under the option.
     Options may be exercised only by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the option price for the number of shares being purchased by (1) cash, (2) check, (3) stock of the Company whose fair market value is at least equal to the aggregate exercise price under the option, or (4) such other consideration as the Board may approve at the time the option is granted, so long as the fair market value of such consideration is no less than the applicable exercise price for purchase of the stock.
10. NON-TRANSFERABILITY OF OPTIONS:
     Options granted under the Plan shall, by their terms, be non-transferable by the option holder other than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.
11. TERMINATION OF EMPLOYMENT:
     If the option holder ceases to be employed by the Company or any parent or subsidiary corporation for any reason other than his death or disability, his option shall, subject to earlier termination pursuant to Section 7, expire three months thereafter (or after such shorter period as may be provided in the option), and during such period after he ceases to be an employee such option shall be exercisable only as to that number of shares which the option holder could have purchased as of the date of such termination of employment.
12. DEATH OR DISABILITY OF EMPLOYEE:
     If any option holder dies or becomes disabled within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended, while he is employed by the Company or any parent or subsidiary, or during the three month period after termination referred to in Section 11 hereof, his option shall, subject to earlier termination pursuant to Section 7, expire one year after the option holder ceases to be an employee of the Company (or after such shorter period as may be provided in the option). During such one year period the option holder, or if the option holder has died the person or persons to whom the option holder’s rights under the option have passed by will or by the applicable laws of descent and distribution, may, to the extent of the number of shares exercisable as of the date of the termination of his employment, exercise such option.
13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:
     If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares of securities of the Company through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which options shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding option, shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company transfers substantially all of the property of the Company to another corporation, the Plan shall terminate, and any option theretofore granted hereunder shall terminate, unless, in connection with such transaction, the Company provides for the substitution of options, as defined below. In the event that provision is not made for the substitution of options in connection with a reorganization, merger or consolidation in which the Company is not the surviving company, or a sale of substantially all of the Company’s assets, option holders shall have the right, immediately prior to or concurrently with such transaction, to exercise any unexpired option rights granted hereunder to the full extent theretofore not exercised and regardless of any installment provisions for the exercise of such option rights which may be provided in any stock option agreement entered into hereunder, but in any event subject to the expiration date of the option under the option agreement. The phrase “provides for the substitution of options” as used in this paragraph shall mean either the issuance of a new option or the assumption of the Company’s option by the surviving corporation or its parent or subsidiary in such form and on such terms and conditions that the substituted option shall meet the requirements of Section 425 of the Internal Revenue Code of 1986, as amended; and the phrase “parent or subsidiary” shall have the meaning assigned in said Section 425. A substituted option shall not be less favorable to the option holder than his prior option.
     Adjustments under this Section 13 shall be made by the Board of Directors of the Company, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

14. AMENDMENT AND TERMINATION:
     This Plan shall expire on the tenth (10th) anniversary of the date of its execution. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan without further action on the part of the stockholders of the Company, provided that, except as set forth in Section 13 above, no amendment may be adopted without further approval of the stockholders of the Company which will:
     (a) increase the number of shares which are to be reserved for options under the Plan;
     (b) decrease the minimum option price;
     (c) extend the maximum term of an option;
     (d) change the designation of the class of employees eligible to receive options.
     In the event the Plan is terminated by the Board of Directors or is terminated by expiration of its term as specified above, no option may be granted after such termination. The amendment or termination of the Plan shall not, without the consent of the option holder, affect the option holder’s rights under an option theretofore granted to him.
15. TIME OF GRANTING OF OPTIONS:
     The granting of an option pursuant to the Plan shall take place at the time of the Board of Directors’ action, as described herein; provided, however, that if the appropriate resolutions of the Board of Directors indicate that an option is to be granted as of and at some future date, the date of grant shall be such future date.
16. PRIVILEGES OF STOCK OWNERSHIP; PURCHASE FOR INVESTMENT:
     The holder of an option shall not be entitled to the privilege of stock ownership as to any shares of stock not actually issued and delivered to him. Upon the exercise of an option, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the stock issuable upon exercise thereof and available for delivery to him a prospectus meeting the requirements of Section 10(a) of said Act, the option holder shall, if requested by the Company, represent and warrant in writing, in form and substance satisfactory to the Company, that the shares purchased are being acquired for investment and without any view to the distribution thereof and shall agree in writing to the imposition of legends on the stock certificates setting forth any restrictions upon disposition under applicable securities laws. No shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of the Securities and Exchange Commission, the California Commissioner of Corporations, or other regulatory agencies having jurisdiction, and of any securities exchanges upon which stock of the Company may be listed, shall have been fully complied with.
17. EFFECTIVE DATE OF THE PLAN:
     This Plan shall become effective and options may be granted hereunder upon its adoption by the Company’s Board of Directors. This Plan may be submitted for approval to the stock-holders of the Company at any time before or after its adoption by the Board of Directors. Notwithstanding any such approvals, however, this Plan shall not be effective until such time as a permit authorizing its implementation has been obtained from the California Commissioner of Corporations.

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